UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 20, 2016

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On April 20, 2016, TC PipeLines, LP (the "Partnership") announced it will release its third quarter 2016 financial results on Friday, November 4, 2016.

Item 8.01  Other Events

On October 20, 2016, the Partnership issued a press release announcing a third quarter 2016 cash distribution of $0.94 per common unit payable on November 14, 2016 to common unitholders of record on November 1, 2016.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of TC PipeLines, LP, dated October 20, 2016, reporting the Partnership's third quarter 2016 cash distribution and date of earnings release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  October 20, 2016

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release of TC PipeLines, LP, dated October 20, 2016, reporting the Partnership's third quarter 2016 cash distribution and date of earnings release.